EX-23.1
                           Consent of Auditors

                               EXHIBIT 23.1

                      INDEPENDENT AUDITORS' CONSENT


KPMG Peat Marwick LLP  (Logo)
Certified Public Accountants

CityPlace II
Hartford, CT 06103-4103

                       Independent Auditors' Consent

The Board of Directors
MacDermid, Incorporated:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG Peat Marwick LLP

Hartford, Connecticut
December 3, 1998